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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  December 19, 1997
                                                        -----------------


                              EASTERN ENTERPRISES
                              -------------------
            (Exact name of registrant as specified in its charter)


Massachusetts                     1-2297                        04-1270730
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(State or other          (Commission File Number)               (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)



     9 Riverside Road, Weston, Massachusetts            02193
     ---------------------------------------            -----
     (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code (781) 647-2300
                                                         ---------------


                                     None
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         (Former name or former address, if changed since last report)
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Item 1 through 4 and Items 6, 7(a) and (b), 8 and 9.  Not Applicable.
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Item 5.  Other Events
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         Incorporated herewith is one PRESS RELEASE attached hereto as Exhibit
         99.1.



Item 7.  Financial Statements and Exhibits
------   ---------------------------------

     (c)    Exhibits

            99.1 -- PRESS RELEASE

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                                   SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                EASTERN ENTERPRISES



Date:  December 23, 1997        By  /s/ Walter J. Flaherty
                                  ---------------------------
                                  Walter J. Flaherty
                                  Senior Vice President and CFO

                                       3
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                                 EXHIBIT INDEX



     Exhibits                        Page
     --------                        ----


     99.1 -- Press Release             5



                                       4